    As filed with the Securities and Exchange Commission on January 26, 1998
                                                   Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                              ----------------------
                                    FORM S-3
                              REGISTRATION STATEMENT
                                      UNDER
                            THE SECURITIES ACT OF 1933
                              ----------------------

  Fleet Financial Group, Inc.        Rhode Island               05-0341324
  Fleet Capital Trust III            Delaware                   04-3337374
 (Exact name of issuer as   (State or other jurisdiction of   (I.R.S. Employer
specified in its charter)    incorporation or organization)  Identification No.)

                              One Federal Street
                         Boston, Massachusetts 02110
                               (617) 292-2000
  (Address, including zip code, and telephone number, including area code, of principal executive offices)

                         William C. Mutterperl, Esq.
                   Senior Vice President and General Counsel
                          FLEET FINANCIAL GROUP, INC.
                               One Federal Street
                          Boston, Massachusetts 02110
          (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)
                              ----------------------
                                    Copies to:
  Laura N. Wilkinson, Esq.                           Vincent J. Pisano, Esq.
     EDWARDS & ANGELL                                 SKADDEN, ARPS, SLATE,
  One Hospital Trust Plaza                             MEAGHER & FLOM LLP
Providence, Rhode Island 02903                          919 Third Avenue
       (401) 274-9200                          New York, NY 10022 (212) 735-3000
                              ----------------------
        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
                              ----------------------
     If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. /X/

     If this Form is a post-effective amendment filed pursuant to Rule 426(c) under the Securities Act, check the following box and list the Securities
Act registration statement number of the earlier registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                              ----------------------

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--------------------------------------------------------------------------------

                       CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------------------
                                                          Proposed maximum         Proposed maximum
   Title of securities to be           Amount to           offering price              aggregate               Amount of
          registered                 be registered            per unit              offering price          registration fee
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Preferred securities of
  Fleet Capital Trust III .....           (1)                    (2)                      (1)                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Guarantees by Fleet
  Financial Group, Inc.
  of the above-
  reference preferred
  securities ..................           (3)                    (3)                      (3)                      N/A
-------------------------------------------------------------------------------------------------------------------------------
Junior Subordinated
  Debentures of Fleet
  Financial Group, Inc. .......           (1)                    (2)                      (1)                      N/A
-------------------------------------------------------------------------------------------------------------------------------
      Total ...................       $20,000,000                N/A                  $20,000,000                $5,900
-------------------------------------------------------------------------------------------------------------------------------


(1) Subject to the following sentence, there is being registered hereunder an indeterminate number of Preferred Securities of Fleet Capital Trust III (the "Trust") and an indeterminate principal amount of Junior Subordinated Debentures of Fleet Financial Group, Inc. ("Fleet"). In no event will the aggregate initial offering price of the Preferred Securities of the Trust issued under this Registration Statement exceed $20,000,000, exclusive of accrued interest, and dividends, if any. A like amount of Junior Subordinated Debentures may be issued and sold by Fleet to the Trust, in which event such Junior Subordinated Debentures may later be distributed for no additional consideration to the holders of the Preferred Securities of the Trust upon a dissolution of the Trust and the distribution of the assets thereof. The proposed maximum aggregate offering price has been estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) The proposed maximum offering price per unit will be determined from time to time in connection with the issuance of the securities registered hereunder.

(3) Includes the rights of holders of the Preferred Securities under the Guarantee and certain back-up undertakings, comprised of the obligations of Fleet under the Declaration of Trust of the Trust as borrower under the Junior Subordinated Debentures to provide certain indemnities in respect of, and pay and be responsible for certain costs, expenses, debts and liabilities of, the Trust (other than with respect to the Preferred Securities) and such obligations of Fleet as set forth in the Declaration of Trust of the Trust and the Subordinated Indenture, in each case as amended from time to time and as further described in the Registration Statement. The Guarantee, when taken together with Fleet's obligations under the Junior Subordinated Securities, the Indenture and the Declaration of Trust, will provide a full and unconditional guarantee on a subordinated basis by Fleet of payments due on the Preferred Securities. No separate consideration will be received for any Guarantees or such back-up obligations.

This Registration Statement will become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE PURSUANT TO GENERAL INSTRUCTION IV OF FORM S-3

In accordance with the provisions of General Instruction IV of Form S-3, Fleet and the Trust hereby incorporates by reference the contents of Fleet's and the Trust's Registration Statement on Form S-3 (Registration No. 333-15435) filed with the Commission on November 1, 1996, as amended by Amendment No. 1 to Form S-3 filed with the Commission on November 6, 1996 and Amendment No. 2 to Form S-3 filed with the Commission on December 4, 1996 (the "Original Registration Statement"), which Original Registration Statement was declared effective on December 5, 1996.

               PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

All Exhibits filed with the Original Registration Statement are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:


EXHIBIT NO.                DESCRIPTION
-----------                -----------
5(a)      -     Opinion of Edwards & Angell.

5(b)      -     Opinion of Skadden, Arps, Slate, Meagher & Flom, LLP.

23(a)     -     Consent of Edwards & Angell (included in Exhibit 5(a)
                  above).

23(b)     -     Consent of Skadden, Arps, Slate, Meagher & Flom, LLP
                  (included in Exhibit 5(b) above).

23(c)     -     Consent KPMG Peat Marwick LLP.


Exhibits listed above which have been filed with the Securities and Exchange Commission are incorporated herein by reference with the same effect as if filed with this Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on January 26, 1998.

                                FLEET FINANCIAL GROUP, INC.

                                By:             /s/ TERRENCE MURRAY
                                      ----------------------------------------
                                                  TERRENCE MURRAY
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    Each person whose signature appears below hereby constitutes and appoints the Chairman and Chief Executive Officer, the Vice Chairman and Chief Financial Officer or the Secretary, or any of them, acting alone, as his true and lawful attorney-in-fact, with full power and authority to execute in the name, place and stead of each such person in any and all capacities and to file, an amendment or amendments to the Registration Statement (and all exhibits thereto) and any documents relating thereto, which amendments may make such changes in the Registration Statement as said officer or officers so acting deem(s) advisable.

    Pursuant to the requirements of the Securities Act of 1933, this Form S-3 Registration Statement has been signed by the following persons in the capacities indicated on January 26, 1998.

                      SIGNATURE                                                 TITLE
-----------------------------------------------------  --------------------------------------------------------
                 /s/ TERRENCE MURRAY                   Chairman, Chief Executive
     ------------------------------------------          Officer and Director
                   TERRENCE MURRAY

                /s/ EUGENE M. MCQUADE                  Vice Chairman and
     ------------------------------------------          Chief Financial Officer
                  EUGENE M. MCQUADE

               /s/ ROBERT C. LAMB, JR.                 Controller
     ------------------------------------------
                 ROBERT C. LAMB, JR.

                   /s/ JOEL ALVORD                     Director
     ------------------------------------------
                     JOEL ALVORD

               /s/ WILLIAM BARNET, III                 Director
     ------------------------------------------
                 WILLIAM BARNET, III

                /s/ BRADFORD R. BOSS                   Director
     ------------------------------------------
                  BRADFORD R. BOSS

                /s/ STILLMAN B. BROWN                  Director
     ------------------------------------------
                  STILLMAN B. BROWN

             /s/ PAUL J. CHOQUETTE, JR.                Director
     ------------------------------------------
               PAUL J. CHOQUETTE, JR.

                 /s/ JOHN T. COLLINS                   Director
     ------------------------------------------
                   JOHN T. COLLINS

                      SIGNATURE                                                 TITLE
-----------------------------------------------------  --------------------------------------------------------
                /s/ JAMES F. HARDYMON                  Director
     ------------------------------------------
                  JAMES F. HARDYMON

                /s/ ROBERT M. KAVNER                   Director
     ------------------------------------------
                  ROBERT M. KAVNER

               /s/ RAYMOND C. KENNEDY                  Director
     ------------------------------------------
                 RAYMOND C. KENNEDY

                /s/ ROBERT J. MATURA                   Director
     ------------------------------------------
                  ROBERT J. MATURA

                 /s/ ARTHUR C. MILOT                   Director
     ------------------------------------------
                   ARTHUR C. MILOT

               /s/ THOMAS D. O'CONNOR                  Director
     ------------------------------------------
                 THOMAS D. O'CONNOR

               /s/ MICHAEL B. PICOTTE                  Director
     ------------------------------------------
                 MICHAEL B. PICOTTE

                  /s/ LOIS D. RICE                     Director
     ------------------------------------------
                    LOIS D. RICE

                 /s/ JOHN R. RIEDMAN                   Director
     ------------------------------------------
                   JOHN R. RIEDMAN

                 /s/ THOMAS M. RYAN                    Director
     ------------------------------------------
                   THOMAS M. RYAN

                 /s/ SAMUEL O. THIER                   Director
     ------------------------------------------
                   SAMUEL O. THIER

                /s/ PAUL R. TREGURTHA                  Director
     ------------------------------------------
                  PAUL R. TREGURTHA

                                 SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Trust has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, The Commonwealth of Massachusetts, on January 26, 1998.



                                       FLEET CAPITAL TRUST III


                                       By: /s/ JOHN R. RODEHORST
                                           ---------------------
                                           John R. Rodehorst
                                           Trustee

                           SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549

                                       FORM S-3

                                  REGISTRATION STATEMENT

                                         UNDER

                                THE SECURITIES ACT OF 1933

                                FLEET FINANCIAL GROUP, INC.
                                FLEET CAPITAL TRUST III


                                        EXHIBITS

                                    EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

5(a)       -    Opinion of Edwards & Angell.

5(b)       -    Opinion of Skadden, Arps, Slate, Meagher & Flom, LLP.

23(a)      -    Consent of Edwards & Angell (included in Exhibit 5(a) above).

23(b)      -    Consent of Skadden, Arps, Slate, Meagher & Flom, LLP (included in Exhibit 5(b) above).

23(c)      -    Consent of KPMG Peat Marwick, LLP.